Treasury Stock	12 Months Ended
Dec. 31, 2025
Equity [Abstract]
Treasury Stock

15. Treasury Stock

On September 27, 2023, the Company’s board of directors approved a share repurchase program. Under the terms of the approved program (“Share Repurchase Program”), the Company may repurchase up to US$2 million worth of its outstanding American depositary shares (“ADSs”), each representing 48 Class A ordinary shares of the Company, from time to time for a period not to exceed five (5) months starting from September 27, 2023, the effective date of the program.

During the years ended December 31, 2023 and 2024, the Company had repurchased 42,585 and 78,396 ADSs, respectively, on the open market for considerations of US$0.1 million (RMB0.7 million) and US$0.1 million (RMB0.8 million), respectively. As of December 31, 2025, the Company has repurchased a total of 120,981 ADSs, representing 5,807,088 Class A ordinary shares, for a total consideration of US$0.2 million (RMB1.5 million).